Prudential Variable Investment Plan

Supplement Dated June 3, 2004
To The Prospectus Dated May 1, 2004

The footnote to the Total Annual Mutual Fund Operating Expenses section, on page 5 of the prospectus, is replaced with the following:

* The Total Annual Operating Expenses for the Real Property Account are 8.94%.